INCOME TAXES	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 - INCOME TAXES

A reconciliation of the provision for income taxes at the United States federal statutory rate compared to the

Company’s income tax expense as reported is as follows:

	2025	2024
Net loss before income taxes per financial statements	$(6,615,496)	$(3,338,590)
Income tax rate	21%	21%
Income tax recovery	(1,389,254)	(701,104)
Valuation allowance change	1,389,254	701,104
Income tax expense (recovery)	$—	$—

As of October 31, 2024, the Company had federal net operating loss carryforwards of $2,591,385 based on its filed federal income tax return. The amount of net operating loss carryforwards as of October 31, 2025 has not yet been finalized, as the related income tax return has not been prepared. The Company has provided a full valuation allowance against its deferred tax assets.

The amount taken into income as deferred income tax assets must reflect that portion of the income tax loss carry forwards that is more likely-than-not to be realized from future operations. The Company has chosen to provide a full valuation allowance against all available income tax loss carry forwards. The Company has recognized a valuation allowance for the deferred income tax asset since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years. The valuation allowance is reviewed annually. When circumstances change and cause a change in management’s judgment about the realizability of deferred income tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

As of October 31, 2025 and 2024 the Company has no unrecognized income tax benefits. The Company’s policy for classifying interest and penalties associated with unrecognized income tax benefits is to include such items as tax expense. No interest or penalties have been recorded during the years ended October 31, 2025 and 2024 and no interest or penalties have been accrued as of October 31, 2025 and 2024. As of October 31, 2025 and 2024, the Company did not have any amounts recorded pertaining to uncertain tax positions.

The Company’s tax years remain open to examination by federal and state taxing authorities due to net operating loss and credit carryforwards. The Company is currently not under examination by the Internal Revenue Service or any other taxing authorities.